Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	140	2,715	1,798	2,011	2,740	2,752
Investment securities, at market	258,177	230,158	237,365	226,471	126,084	114,645
Prepaid expense & deposits	60,000	60,000	30,000	30,000	30,000	30,000

TOTAL CURRENT ASSETS	318,317	292,873	269,163	258,482	158,824	147,397

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	1,691,146	1,691,146	1,691,146	2,947,686	2,947,686	2,227,531
Contingent claims	0	0	0	0	0	0

TOTAL OTHER ASSETS	1,691,146	1,691,146	1,691,146	2,947,686	2,947,686	2,227,531

TOTAL ASSETS	2,009,463	1,984,019	1,960,309	3,206,168	3,106,510	2,374,928

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted May 11, 2010	Signed /s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10
LIABILITIES:
Post-Petition debt (Sched. C)	14,418	32,285	20,563	66,980	26,796	28,245

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,170,732	138,188,599	138,176,877	138,223,294	138,183,110	138,184,559

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(31,120,473)	(31,163,784)	(31,175,772)	(29,976,330)	(30,035,804)	(30,768,835)

TOTAL SHAREHOLDERS EQUITY	(136,161,269)	(136,204,580)	(136,216,568)	(135,017,126)	(135,076,600)	(135,809,631)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	2,009,463	1,984,019	1,960,309	3,206,168	3,106,510	2,374,928

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10
REVENUE:
Net investment income	545	331	209	206	120	61
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,703)	(8,679)	(4,498)	(4,561)	(4,589)	(4,731)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(1,075)	(30,344)	(5,006)	(51,710)	(5,919)	(4,459)
Accounting fees and expenses	0	0	0	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	0	0	(525)	0	(41,708)	0
Franchise taxes	0	0	0	0	(2,002)	0
Filing fees and expenses	(2,251)	(3,686)	(1,027)	0	(4,090)	(2,978)
Overhead expenses	(759)	(736)	(789)	(789)	(779)	(769)
Miscellaneous	(573)	(197)	(351)	(244)	(507)	0

NET OPERATING INCOME / LOSS	(12,816)	(43,311)	(11,987)	(57,098)	(59,474)	(12,876)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Write-off of contingent claim (note)	0	0	0	0	0	0
Equity in operating earnings of AIC	0	0	0	1,335,695	0	(734,008)
Equity in unrealized losses of securities of AIC	0	0	0	(79,155)	0	13,853

TOTAL OTHER INCOME (EXPENSE)	0	0	0	1,256,540	0	(720,155)

NET INCOME (LOSS)	(12,816)	(43,311)	(11,987)	1,199,442	(59,474)	(733,031)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10
CASH DIFFERENCE:
Current ending cash balance	140	2,715	1,798	2,011	2,740	2,752
Less ending prior month balance	(4,422)	(140)	(2,715)	(1,798)	(2,011)	(2,740)

NET CASH INCREASE (DECREASE)	(4,282)	2,575	(917)	213	729	12

SOURCES OF CASH:
Net income (loss)	(12,816)	(43,311)	(11,987)	1,199,442	(59,474)	(733,031)
Write-off of contingent claim	0	0	0	0	0	0
Equity in earnings and unrealized losses of AIC	0	0	0	(1,256,540)	0	720,155

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	5,456	28,020	0	10,894	100,387	11,438
Prepaid expenses & deposits	0	0	30,000	0	0	0
Increase in:
Post- petition debt	3,078	17,866	0	46,417	(40,184)	1,450
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(4,282)	2,575	18,013	213	729	12

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	(7,208)	0	0	0
Decrease in:
Post- petition debt	0	0	(11,722)	0	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	0	(18,930)	0	0	0

NET CASH INCREASE (DECREASE)	(4,282)	2,575	(917)	213	729	12

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10	4/30/10
TRADE ACCOUNTS PAYABLE	14,418	32,285	20,563	66,980	26,796	28,245
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	14,418	32,285	20,563	66,980	26,796	28,245